Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE
MEDIACONTACT:	INVESTOR CONTACT:
Melissa Martin	Helyn Corcos
Symantec Corporation	Symantec Corporation
408-517-8475	408-517-8324
Melissa_martin@symantec.com	hcorcos@symantec.com

SYMANTEC CLOSES FISCAL YEAR 2004 WITH RECORD REVENUE AND EARNINGS GROWTH

Raises Fiscal Year 2005 Guidance

CUPERTINO, Calif. – April 28, 2004 – Symantec Corp. (Nasdaq: SYMC), the global leader in information security, today reported results for the fiscal fourth quarter and the fiscal year ended April 2, 2004. Symantec posted revenue for the quarter of $556 million, a 43 percent increase compared to $390 million for the same quarter last year. Revenue for fiscal year 2004 was $1.870 billion, a 33 percent increase compared to $1.407 billion for fiscal year 2003.

GAAP Results: Net income for the fiscal fourth quarter was $117 million, compared to $68 million for the same quarter last year. Earnings per share was $0.33, compared to earnings per share of $0.21 for the same quarter last year. For fiscal year 2004, Symantec reported net income of $371 million, compared to net income of $248 million for fiscal year 2003. Earnings per share was $1.07, compared to earnings per share of $0.77 for fiscal year 2003.

Non-GAAP Results: Non-GAAP net income for fiscal fourth quarter was $126 million, compared to $78 million for the same quarter last year. Non-GAAP earnings per share was $0.35, compared to earnings per share of $0.23 for the year-ago quarter. For fiscal year 2004, Symantec reported non-GAAP net income of $411 million, compared to $280 million in fiscal year 2003. Non-GAAP earnings per share was $1.18, compared to earnings per share of $0.86 for fiscal year 2003. Non-GAAP results and related reconciliation, as outlined in the attached consolidated statements, exclude expenses from the amortization of other intangibles from acquisitions, acquired in-process research and development, restructuring charges, and patent settlement charges as well as related income tax benefits. See “Use of Non-GAAP Financial Information” below.

“We continue to execute on our vision of helping customers secure and manage their IT infrastructure, with last quarter’s performance capping off a tremendously successful year,” said John W. Thompson, Symantec chairman and CEO. “We are encouraged by the building momentum in the enterprise segment and, once again, the consumer segment turned in a stellar performance.”

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Symantec Closes Fiscal Year with Record Revenue and Earnings Growth

Revenue Components

For the quarter, Symantec’s worldwide enterprise business, including enterprise security, enterprise administration, and services represented 52 percent of total revenue and grew 29 percent year-over-year. Symantec’s enterprise security business represented 38 percent of total revenue and grew 30 percent; the enterprise administration business represented 12 percent of total revenue and grew 26 percent; and the services represented 2 percent of total revenue and grew 32 percent compared to the same quarter last year. Symantec’s consumer business represented 48 percent of total revenue and grew 62 percent year-over-year.

International revenues represented 53 percent of total revenue in the fourth quarter and grew 48 percent over the same quarter last year. Japan led the increase for the quarter with 66 percent growth, followed by Canada with 50 percent growth. The Europe, Middle East and Africa region recorded 48 percent growth, Asia Pacific recorded 36 percent growth and Latin America grew 12 percent. The United States grew 37 percent.

Business Outlook

Symantec is raising forward-looking guidance for the fiscal first quarter ending July 2, 2004, as follows:

•	Revenue is expected to be in the range of $525 to $555 million, an increase of $40 million from prior guidance.

•	GAAP earnings per share is expected to be $0.30 at the midpoint of revenue guidance.

•	Non-GAAP earnings per share is expected to be $0.33 at the midpoint of revenue guidance.

Symantec is raising forward-looking guidance for fiscal year 2005 ending April 1, 2005, as follows:

•	Revenue is estimated at $2.335 billion, an increase of $160 million from prior guidance and a 25 percent increase over fiscal year 2004.

•	At the guided annual revenue, the quarterly revenue estimates are as follows: Jun-04 $540 million; Sep-04 $565 million; Dec-04 $615 million; and Mar-05 $615 million.

•	By business segment we are estimating the following revenue growth and mix for fiscal year 2005:

o Consumer Products	28% growth,	48% mix
o Enterprise Security	18% growth,	37% mix
o Enterprise Administration	34% growth,	13% mix
o Services	19% growth,	2% mix

•	GAAP earnings per share is estimated at $1.37, a 28 percent increase over fiscal year 2004.

•	Non-GAAP earnings per share is estimated at $1.46, a 24 percent increase over fiscal year 2004.

•	Earnings per share by quarter is estimated to be as follows:

o GAAP	Jun-04 $0.30; Sep-04 $0.32; Dec-04 $0.37; Mar-05 $0.38
o Non-GAAP	Jun-04 $0.33; Sep-04 $0.34; Dec-04 $0.39; Mar-05 $0.40

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Symantec Closes Fiscal Year with Record Revenue and Earnings Growth

•	GAAP gross margin is forecasted to average 82.8 percent for the full year, with non-GAAP forecasted at 84.7 percent.

•	GAAP operating income is estimated at $719 million or 31 percent of revenue for the full year, with non-GAAP estimated at $771 million or 33 percent of revenue.

•	Common Stock Equivalents (CSE’s) are expected to grow by approximately 3 percent over the next year.

Non-GAAP forward-looking guidance for fiscal year 2005 excludes the pre-tax amortization of other intangibles from previous acquisitions of approximately $13 million per quarter, or $52 million for the entire fiscal year.

Quarterly Highlights

•	Symantec signed 264 contracts worldwide worth more than $100,000 each, including 70 worth more than $300,000 and 11 worth more than $1 million each, during the quarter.

•	Symantec signed new or extended agreements with customers including Knight Ridder, the nation’s second-largest newspaper publisher; The Guardian Life Insurance Company, the fourth largest mutual life insurance company in the United States; Fifth Third, a diversified financial services company; Hughes Supply, one of the nation’s largest diversified wholesale distributors; Flextronics, the leading Electronics Manufacturing Services provider focused on delivering operational services to technology companies; FrontBridge Technologies, the enterprise market leader for email security and message management services; MerckKGaA, an international leader in its core field of pharmaceuticals and chemicals based in Germany; Tata Consultancy Services, one of the world’s largest global software consulting and services organizations; Benic Solutions Corporation, a fully-owned subsidiary of Kawasaki Heavy Industries, Ltd. based in Japan, providing information system and IT management services for Kawasaki.

•	During the quarter, the company released the Symantec Gateway Security 300 Series appliance. This easy-to-use appliance delivers security and networking capabilities including firewall, intrusion prevention, intrusion detection, antivirus policy enforcement, content filtering and virtual private networking (VPN) functionality to provide small business secure high-speed access, reliable connectivity and ample bandwidth at an affordable price.

•	In addition, Symantec launched the Symantec Clientless VPN Gateway 4400 series. The new appliance line provides customers easy-to-manage, secure remote access to corporate networks, allowing enterprises to roll out secure remote access to meet business objectives and increase efficiency.

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Symantec Closes Fiscal Year with Record Revenue and Earnings Growth

•	Symantec announced the new Symantec Managed Security Services Secure Internet Interface, which provides clients with greater visibility into their security posture and a deeper perspective on how to mitigate risks in the global threat landscape. It also provides enhanced device tracking and management, and expanded administration capabilities to help client organizations better enforce their security model through the Secure Internet Interface.

•	Symantec also introduced Enterprise Security Manager (ESM) for the Federal Information Security Management Act of 2002 (FISMA). Based on system security requirements of FISMA, Symantec ESM for FISMA provides specific, pre-configured security policies, which allow government agencies to audit their environments for compliance.

About Symantec

Symantec is the global leader in information security providing a broad range of software, appliances and services designed to help individuals, small and mid-sized businesses, and large enterprises secure and manage their IT infrastructure. Symantec’s Norton brand of products is the worldwide leader in consumer security and problem-solving solutions. Headquartered in Cupertino, Calif., Symantec has operations in more than 35 countries. More information is available at http://www.symantec.com.

NOTE TO EDITORS: If you would like additional information on Symantec Corporation and its products, please view the Symantec Press Center at http://www.symantec.com/PressCenter/ on Symantec’s Web site. All prices noted are in US dollars and are valid only in the United States.

Symantec and the Symantec logo are trademarks or registered trademarks, in the United States and certain other countries, of Symantec Corporation. Additional company and product names may be trademarks or registered trademarks of the individual companies and are respectfully acknowledged.

FORWARD LOOKING STATEMENT: This press release contains forward-looking statements, including forecasts of future revenue, gross margin, operating profit, earnings per share and common stock equivalents, expected activities, and other financial and business results that involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: the sustainability of recent growth rates, particularly in consumer products; whether certain market segments, particularly enterprise security, grow as anticipated; the positioning of Symantec’s products in those segments; the competitive environment in the software industry; ability to integrate acquired companies and technology; general market conditions, fluctuations in currency exchange rates, changes to operating systems and product strategy by vendors of operating systems; and whether Symantec can successfully develop new products and the degree to which these gain market acceptance. Actual results may differ materially from those contained in the forward-looking statements in this press release. Additional information concerning these and other risk factors is contained in the Risk Factors sections of Symantec’s previously filed Form 10-K and Form 10-Q.

USE OF NON-GAAP FINANCIAL INFORMATION: In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Symantec reports non-GAAP financial results. Non-GAAP gross margin, operating expenses, operating income, net income and earnings per share exclude acquisition related charges, such as amortization of other intangibles and in-process research and development, and certain other identified charges, such as restructuring and patent settlement, as well as the tax effect of these items, where applicable. Symantec’s management believes these non-GAAP measures are useful to investors because they provide supplemental information that facilitates comparisons to prior periods. Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures. The method Symantec uses to produce non-GAAP results is not computed according to GAAP, is likely to differ from the methods used by other companies and should not be regarded as a replacement for corresponding GAAP measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable GAAP results, which is attached to this release and can be found on the investor relations Web site at www.symantec.com/invest/center.html.

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SYMANTEC CORPORATION

GAAP Consolidated Statements of Income

	Three Months Ended		Twelve Months Ended
	March 31,		March 31,

(In thousands, except per share data; unaudited)	2004	2003	2004	2003

Net revenues	$556,435	$390,039	$1,870,129	$1,406,946
Cost of revenues	97,558	68,225	327,554	250,116

Gross margin	458,877	321,814	1,542,575	1,156,830
Operating expenses:
Research and development	70,198	54,417	252,284	197,271
Sales and marketing	196,017	145,486	660,573	525,029
General and administrative	25,387	22,488	94,645	74,442
Amortization of other intangibles from acquisitions	779	793	2,954	2,787
Acquired in-process research and development	1,110	—	3,710	4,700
Restructuring, site closures and other	463	6,657	907	11,089
Patent settlement	—	—	13,917	—

Total operating expenses	293,954	229,841	1,028,990	815,318
Operating income	164,923	91,973	513,585	341,512
Interest income	10,169	9,296	38,257	37,704
Interest expense	(5,291)	(5,291)	(21,164)	(21,166)
Income, net, from sale of technologies and product lines	6	2,454	9,547	6,878
Other income (expense), net	1,417	128	1,997	(1,297)

Income before income taxes	171,224	98,560	542,222	363,631
Provision for income taxes	54,295	30,417	171,603	115,193

Net income	$116,929	$68,143	$370,619	$248,438

Net income per share — diluted*	$0.33	$0.21	$1.07	$0.77

Shares used to compute net income per share — diluted*	366,298	347,802	359,555	341,436

*     For the three and twelve months ended March 31, 2004 and 2003, diluted net income per share is calculated using the if-converted method. Under this method, the numerator excludes the interest expense from the 3% convertible subordinated notes, net of income tax, of $3.6M and $14.4M for the three and twelve months ended March 31, 2004 and 2003, respectively, and the denominator includes shares issuable from the assumed conversion of the 3% convertible subordinated notes.

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SYMANTEC CORPORATION

Non-GAAP Consolidated Statements of Income

Non-GAAP amounts exclude all acquisition related amortization of intangibles, acquired IPR&D, patent settlement and restructuring charges.

	Three Months Ended		Twelve Months Ended
	March 31,		March 31,

(In thousands, except per share data; unaudited)	2004	2003	2004	2003

Net revenues	$556,435	$390,039	$1,870,129	$1,406,946
Cost of revenues	86,151	59,780	286,564	220,541

Gross margin	470,284	330,259	1,583,565	1,186,405
Operating expenses:
Research and development	70,198	54,417	252,284	197,271
Sales and marketing	196,017	145,486	660,573	525,029
General and administrative	25,387	22,488	94,645	74,442

Total operating expenses	291,602	222,391	1,007,502	796,742
Operating income	178,682	107,868	576,063	389,663
Interest income	10,169	9,296	38,257	37,704
Interest expense	(5,291)	(5,291)	(21,164)	(21,166)
Income, net, from sale of technologies and product lines	6	2,454	9,547	6,878
Other income (expense), net	1,417	128	1,997	(1,297)

Income before income taxes	184,983	114,455	604,700	411,782
Provision for income taxes	59,136	36,626	193,445	131,771

Net income	$125,847	$77,829	$411,255	$280,011

Net income per share — diluted*	$0.35	$0.23	$1.18	$0.86

Shares used to compute net income per share — diluted*	366,298	347,802	359,555	341,436

*     For the three and twelve months ended March 31, 2004 and 2003, diluted net income per share is calculated using the if-converted method. Under this method, the numerator excludes the interest expense from the 3% convertible subordinated notes, net of income tax, of $3.6M and $14.4M for the three and twelve months ended March 31, 2004 and 2003, respectively, and the denominator includes shares issuable from the assumed conversion of the 3% convertible subordinated notes.

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SYMANTEC CORPORATION

Reconciliation of Non-GAAP Gross Margin, Operating Expenses and Consolidated Statements of Income to the GAAP Gross Margin, Operating Expenses and Consolidated Statements of Income

	Three Months Ended		Twelve Months Ended
	March 31,		March 31,
(In thousands, except per share data; unaudited)	2004	2003	2004	2003
Non-GAAP gross margin	$470,284	$330,259	$1,583,565	$1,186,405
Cost of revenues:
Amortization of other intangibles from acquisitions	(11,407)	(8,445)	(40,990)	(29,575)

GAAP gross margin	$458,877	$321,814	$1,542,575	$1,156,830

Non-GAAP operating expenses	$291,602	$222,391	$1,007,502	$796,742
Operating expenses:
Amortization of other intangibles from acquisitions	779	793	2,954	2,787
Acquired in-process research and development	1,110	—	3,710	4,700
Restructuring, site closures and other	463	6,657	907	11,089
Patent settlement	—	—	13,917	—

Total operating expenses	2,352	7,450	21,488	18,576
GAAP operating expenses	$293,954	$229,841	$1,028,990	$815,318

Non-GAAP net income	$125,847	$77,829	$411,255	$280,011
Cost of revenues	(11,407)	(8,445)	(40,990)	(29,575)
Operating expenses	(2,352)	(7,450)	(21,488)	(18,576)
Income tax benefit	4,841	6,209	21,842	16,578

GAAP net income	$116,929	$68,143	$370,619	$248,438

Net income per share – diluted	$0.33	$0.21	$1.07	$0.77

Shares used to compute net income per share – diluted	366,298	347,802	359,555	341,436

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SYMANTEC CORPORATION

Consolidated Balance Sheets

	March 31,	March 31,
(In thousands)	2004	2003
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$2,410,331	$1,705,658
Trade accounts receivable, net	259,152	149,664
Inventories	15,134	5,912
Deferred income taxes	98,438	92,284
Other	59,079	34,628

Total current assets	2,842,134	1,988,146
Property, equipment and leasehold improvements, net	378,367	333,275
Deferred income taxes	—	7,986
Acquired product rights, net	120,938	73,125
Goodwill	1,080,759	833,449
Other	34,300	29,749

	$4,456,498	$3,265,730

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$71,654	$67,720
Accrued compensation and benefits	116,770	90,947
Deferred revenue	878,716	549,808
Other accrued expenses	92,595	69,363
Income taxes payable	127,305	76,965

Total current liabilities	1,287,040	854,803
Convertible subordinated debentures	599,987	599,998
Long-term deferred revenue	92,481	39,821
Deferred tax liability	44,750	—
Other long-term obligations	6,032	6,729
Commitments and contingencies
Stockholders’ equity:
Common stock	3,119	1,488
Capital in excess of par value	1,573,466	1,335,028
Accumulated other comprehensive income	125,484	30,121
Retained earnings	724,139	397,742

Total stockholders’ equity	2,426,208	1,764,379

	$4,456,498	$3,265,730

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